Arrow QVM Equity Factor ETF

Ticker: QVM

Supplement dated September 1, 2017
to the Statement of Additional Information dated June 1, 2017
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Effective September 5, 2017, the section “Purchasing Creation Units - Timing of Submission of Purchase Orders” in the Statement of Additional Information is replaced with the following:

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Effective September 5, 2017, all references in the SAI to “T+3” are replaced with “T+2”.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated June 1, 2017 for the Arrow QVM Equity Factor ETF. These documents provide information that you should know about each Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.